                                                                     EXHIBIT 1.1


                                  $100,000,000

                             CHARMING SHOPPES, INC.

                     % CONVERTIBLE SUBORDINATED NOTES DUE 2006

                             UNDERWRITING AGREEMENT

                                            , 1996

Lazard Freres & Co. LLC
Bear, Stearns & Co. Inc.
c/o Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10020

Dear Sirs:

     SECTION 1. Introductory. Charming Shoppes, Inc., a Pennsylvania corporation (the "Company"), proposes to offer and sell to the several underwriters named in Schedule I hereto (the "Underwriters") $100,000,000
aggregate principal amount of its      % Convertible Subordinated Notes Due 2006
(the "Firm Securities") and also proposes to grant to the Underwriters an option, exercisable one time, to purchase an aggregate of up to $15,000,000
principal amount (the "Optional Securities") of its      % Convertible
Subordinated Notes Due 2006 to be issued under an indenture dated as
of          , 1996 (the "Indenture"), between the Company and First Union
National Bank, as trustee (the "Trustee"). The Firm Securities and the Optional Securities which the Underwriters may elect to purchase pursuant to Section 3 hereof are collectively referred to herein as the "Securities". The Securities are convertible into the Company's common stock, par value $0.10 per share (the "Common Stock").

     The Company agrees with the Underwriters as follows:

     SECTION 2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

          (a) The Company meets the registrant requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-3 (No. 333-4137), including a prospectus relating to the offering of the Securities has been filed with the Securities and Exchange Commission (the "Commission"). Such registration statement is not proposed to be amended and has been declared effective under the Act, and any post-effective amendments filed with the Commission prior to the execution and delivery of this Agreement have been declared effective. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement was declared effective by the Commission. "Effective Date" means the date of the Effective Time. No other document relating to such registration statement has been filed with the Commission other than any amendment thereto or any document incorporated by reference in the prospectus contained therein, and no proceeding for the purpose of suspending such effectiveness has been initiated or, to the knowledge of the Company, threatened by the Commission. Such registration statement, as amended at the Effective Time, including all material incorporated by reference therein and including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) or Rule 434 under the Act and including a registration statement (if any) filed pursuant to Rule 462(b) under the Act, is hereinafter referred to as the "Registration Statement", and the prospectus relating to the Securities in the form first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act (including any prospectus subject to completion and any term sheet meeting the requirements of Rule 434(b) under the Act, taken together, as the prospectus provided by the Company to meet the requirements of Section 10(a) of the Act) is hereinafter referred to as the "Prospectus".

          (b) (i) On the Effective Date, the Registration Statement complied, on the date of this Agreement, the Registration Statement complies, and on the date the Prospectus is filed pursuant to Rule 424(b), the Registration Statement, any amendment thereto, and the Prospectus or any amendment or supplement thereto will comply, as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), (ii) each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (iii) on the Effective Date, the Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any amendment to the Registration Statement, as of its date and as of its effective date, filed after the date of this Agreement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (v) on the Effective Date and on the Closing Date (as defined below), the Indenture did and will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder and (vi) the Prospectus or any amendment or supplement thereto on the Effective Date, the date of this Agreement, as of its date, as of the date of any amendment or supplement thereto, and at the Closing Date do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties do not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the trustee or (ii) statements or omissions in the Registration Statement or the Prospectus, as amended or supplemented, if applicable, made in reliance upon and in conformity with the information furnished in writing to the Company by you specified in Section 8(a).

          (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any material adverse change, or any development involving a prospective material adverse change, in the financial condition, results of operations or business of the Company and its subsidiaries considered as a whole (a "Material Adverse Change").

          (d) This Agreement has been duly authorized, executed and delivered by the Company.

          (e) The Indenture has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or at equity); the Securities have been duly authorized and, when duly authenticated by the Trustee and delivered and paid for in accordance with the terms of this Agreement, will be validly issued and binding instruments (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or at equity); and the offer and sale of the Securities is not subject to restrictions on transfer (other than those imposed by the Act, the Rules and Regulations, state securities or Blue Sky laws).

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with power and authority to conduct its business as described in the Registration Statement and Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or

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     leases property or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect").

          (g) The Company has an authorized capitalization as set forth in the Registration Statement, and when the Securities are delivered and paid for pursuant to this Agreement on each Closing Date, such Securities will be convertible into shares of Common Stock (the "Underlying Common Stock") in accordance with the terms of the Indenture; the Underlying Common Stock initially issuable upon conversion of the Securities has been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable; the outstanding Common Stock has been duly authorized, validly issued, fully paid and nonassessable; the Common Stock conforms to the description thereof contained in the Registration Statement, and the stockholders of the Company have no preemptive rights with respect to the Securities or the Underlying Common Stock.

          (h) Each of the subsidiaries of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has power to conduct its business as described in the Registration Statement and Prospectus, except where failure to be so would not, individually or in the aggregate, have a Material Adverse Effect, and each of the subsidiaries of the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

          (i) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental authority or agency is required for the execution and delivery of the Indenture and this Agreement and the issuance and sale of the Securities or the offer of the Underlying Common Stock as contemplated by this Agreement and the Prospectus, except such as may be required and have been obtained under the Act and the Rules and Regulations in connection with the registration under the Act of the Securities and the Underlying Common Stock and under the Trust Indenture Act and except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and the execution and delivery of the Indenture and this Agreement and the issuance and sale of the Securities and the offer of the Underlying Common Stock as contemplated herein and in the Prospectus will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, encumbrance, adverse claim or equity (collectively, "Liens") upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (other than those for which waivers and consents have been obtained), nor will any such action result in any violation of the provisions of the charter or Bylaws of the Company or any of its subsidiaries or any law, administrative regulation or administrative or court decree or order applicable to the Company or any of its subsidiaries except such as would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on this transaction.

          (j) The Company is not in violation of its Certificate of Incorporation or Bylaws or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except for any such defaults as would not have, individually or in the aggregate (including defaults of the Company's subsidiaries contemplated in (k) below), a Material Adverse Effect.

          (k) None of the Company's subsidiaries is in violation of its Certificate of Incorporation or Bylaws nor in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except for any such violations or defaults as

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     would not have, individually or in the aggregate (including defaults of the
     Company contemplated in (j) above), a Material Adverse Effect.

          (l) The Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from Liens and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it, except as disclosed in the Prospectus (including, but not limited to, Liens pursuant to the term loans and revolving credit facility referenced therein); and the Company holds any leased real or personal property under valid and enforceable leases except as disclosed in the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect.

          (m) The Company's subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from Liens and defects that would affect the value thereof or interfere with the use made or to be made thereof by them except as disclosed in the Prospectus (including, but not limited to, Liens pursuant to the term loans and revolving credit facility referenced therein) or would not, individually or in the aggregate, have a Material Adverse Effect; and the Company's subsidiaries hold any leased real or personal property under valid and enforceable leases except as disclosed in the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect.

          (n) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          (o) The Company and its subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, trade names and other rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (p) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (q) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Indenture; and no such actions, suits or proceedings are, to the Company's knowledge, threatened.

          (r) The financial statements with respect to the Company included in the Prospectus present fairly the financial position of the Company and its subsidiaries on a consolidated basis as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

          (s) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

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          (t) Except as disclosed in the Prospectus, since the date of the latest audited consolidated financial statements of the Company included in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (u) There are no contracts, agreements or understandings between the Company, on the one hand, and any person, on the other hand, granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except as stated in the Prospectus.

          (v) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

          (w) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

     SECTION 3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase
from the Company at the purchase price of        % of the principal amount
thereof the principal amount of Securities set forth opposite such Underwriter's name in Schedule I hereto.

     The Company will deliver the Securities to you through the facilities of The Depositary Trust Company ("DTC"), against payment of the purchase price by certified or official bank check or checks in Federal (same day) funds payable to the order of the Company at the offices of Milbank, Tweed, Hadley & McCloy,
at 9:00 a.m., New York City time, on        , 1996, or at such place or time not
later than five full business days thereafter as you and the Company may agree in writing, such time and date being referred to herein as the "First Closing Date". The Securities will be made available for checking at the office of Milbank, Tweed, Hadley & McCloy at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from Lazard Freres & Co. LLC given to the Company not more than 30 days subsequent to the First Closing Date, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per principal amount of Securities (including any accrued interest thereon to the related Optional Closing Date) to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportions as the principal amount of Firm Securities set forth opposite such Underwriter's name bears to the total principal amount of Firm Securities (subject to adjustment by Lazard Freres & Co LLC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.

     The time for the delivery of and payment for the Optional Securities, being herein referred to as the "Optional Closing Date", which may be the First Closing Date (the First Closing Date and the Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by Lazard Freres & Co. LLC, but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given.

     The Company will deliver the Optional Securities to you through the facilities of DTC, against payment of the purchase price by certified or official bank check or checks in Federal (same day) funds payable to the order of the Company at the offices of Milbank, Tweed, Hadley & McCloy. The Optional Securities to be purchased on an Optional Closing Date will be made available for checking at the office of Milbank, Tweed, Hadley & McCloy at least 24 hours prior to such Optional Closing Date.

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

     SECTION 4. Offering by Underwriters. After the Registration Statement becomes effective the several Underwriters will offer the Securities for sale to the public on the terms and conditions set forth in the Prospectus.

     SECTION 5. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

          (a) The Company will file the prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable, and with your consent, subparagraph (4)) of Rule 424(b) not later than the second business day following the earlier of (i) the date of execution and delivery of this Agreement and (ii) the date a prospectus is first used after the Effective Date. The Company will promptly file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities. The Company will advise you promptly of any proposal to amend or supplement the Registration Statement or the prospectus prior to the Closing Date, and will not effect such amendment or supplement without your consent, which will not be unreasonably withheld; the Company will also advise you promptly of the filing or effectiveness of any amendment or supplement to the Registration Statement or the Prospectus, of receipt of notification of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any prospectus, of the suspension of the qualification of the Securities or the Underlying Common Stock for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or of any request by the Commission to amend or supplement the Registration Statement or Prospectus or for additional information, and will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any preliminary prospectus or any prospectus relating to the Securities or suspending any such qualification and to obtain as soon as possible its lifting, if issued.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters, include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus or the Registration Statement or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Act, the Exchange Act, the Trust Indenture Act or any other law, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance or will file such other document and, upon your request, prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or supplements to the Prospectus which will correct such statement or omission or effect such compliance.

          (c) As soon as practicable, the Company will make generally available to the Company's security holders and the Underwriters an earnings statement which will satisfy the provisions of Section 11(a) of the Act and the Rules and Regulations thereunder (including Rule 158).

          (d) The Company will deliver to each Underwriter one signed and as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith and documents incorporated therein by reference) as you may reasonably request. The Company will also furnish you with the Prospectus, and all amendments or supplements thereto, as soon as available and in such quantities reasonably requested by you. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus prior to the Closing Date.

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

          (e) The Company will take such action as you may request, to qualify the Securities and the Underlying Common Stock for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation, or to execute a general consent to service of process. Subject to the foregoing, the Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

          (f) The Company will use its best efforts to obtain the listing, subject to notice of issuance, of the Underlying Common Stock on the Nasdaq National Market.

          (g) The Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon conversion of the Securities.

          (h) For a period of 90 days after the date of the Prospectus, neither the Company nor any of its subsidiaries will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any debt securities of the Company which mature more than one year from the date of the Prospectus and which are substantially similar to the Securities or any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of Lazard Freres & Co. LLC except (i) issuances of Common Stock pursuant to the exercise of warrants or options, in each case outstanding on the date hereof and (ii) grants of employee stock options or restricted stock pursuant to the terms of a plan in effect on the date hereof.

          (i) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed.

          (j) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds".

     SECTION 6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities on the Optional Closing Date will be subject to the provisions of Section 10 herein, to the accuracy of and compliance with the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Company shall have filed the Prospectus with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and not lifted and no proceedings for that purpose shall have been instituted and continue to be pending, or, to the knowledge of the Company or you, shall be threatened by the Commission and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

          (b) You shall have received an opinion addressed to you of Davis Polk & Wardwell, New York counsel for the Company, dated such Closing Date, to the effect that:

             (i) To the best of such counsel's knowledge, there is no contract or other document of a character required to be described in the Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required.

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

             (ii) The Registration Statement is effective under the Act; to their knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Act and no proceedings for that purpose have been instituted or are threatened by the Commission.

             (iii) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental authority or agency is required for the execution and delivery of the Indenture and this Agreement and the issuance and sale of the Securities or the offer of the Underlying Common Stock as contemplated by this Agreement and the Prospectus, except such as may be required and have been obtained under the Act and the Rules and Regulations in connection with the registration under the Act of the Securities and the Underlying Common Stock, and under the Trust Indenture Act, and except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

             (iv) The execution and delivery of the Indenture and this Agreement by the Company and the issuance and sale of the Securities and the offer of the Underlying Common Stock, will not result in any violation of any United States or New York law or administrative regulation or, to the best of such counsel's knowledge, in any violation of any administrative or court decree or order which is applicable to the Company or any of its significant subsidiaries (as defined in Rule 405 under the Act) (the "Significant Subsidiaries").

             (v) The Securities conform in all material respects to the description thereof contained in the Prospectus; assuming the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, the Indenture constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (ii) as such enforcement may be limited by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury law may be unenforceable; and assuming the Securities have been duly authorized, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, the Securities will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (ii) as such enforcement may be limited by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury law may be unenforceable. The Indenture has been duly qualified under the Trust Indenture Act.

             (vi) To the best of such counsel's knowledge, except as described in the Prospectus, there are no contracts, agreements or understandings between the Company, on the one hand, and any person, on the other hand, granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

             (vii) The statements set forth in the Prospectus under the heading "Description of the Notes", insofar as such statements purport to describe the provisionsof the laws and documents referred to therein, are accurate, complete and fair.

             (viii) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

             (ix) Spirit of America National Bank is duly organized and validly existing in good standing as a national banking association under the laws of the United States, with power and authority to conduct its business as described in the Registration Statement and the Prospectus.

             (x) Except as disclosed in the Prospectus, all issued and outstanding capital stock of Spirit of America National Bank has been duly authorized and validly issued and is fully paid and nonassessable, and the Company owns, directly or through subsidiaries, all of the shares of capital stock of such subsidiary free and clear of any Liens.

             (xi) Spirit of America National Bank is not in violation of its Certificate of Incorporation or Bylaws.

             (xii) Each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement or the Prospectus or any further amendment or supplement thereto prior to the Closing Date (except for financial statements and other financial data included therein as to which such counsel need express no opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable Rules and Regulations of the Commission thereunder; and the Registration Statement, as of the Effective Date, and the Prospectus and any further amendments or supplements thereto, as of their dates or the Closing Date (each except for financial statements and other financial data included therein and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement as to which such counsel need express no opinion) complied as to form in all material respects with the Securities Act and the applicable Rules and Regulations of the Commission thereunder.

          Such counsel shall also state that they have not themselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement and the Prospectus other than those items referred to in (vii) above, but that they have generally reviewed and discussed with certain officers and other representatives of the Company, its independent public accountants and representatives of the Underwriters and their counsel the information furnished, whether or not subject to such counsel's check or verification. On the basis of such review and discussion, but without independent check or verification, except as stated, nothing came to their attention that causes them to believe that (except for the financial statements and other financial data included therein and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no opinion) as of the Effective Date, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the State of Delaware (but only to the extent of the corporate laws thereof) or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) You shall have received an opinion addressed to you, of Colin Stern, Esq., the General Counsel for the Company (or in lieu thereof opinions addressed to you of the General Counsel and other counsel to the Company as provided below), dated such Closing Date, in each case substantially to the effect that:

             (i) To the best of such counsel's knowledge, after inquiry of employees of the Company, each of the Company's subsidiaries is duly incorporated and validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with power and authority to conduct its business as described in the Registration Statement and the Prospectus except where the failure so to be would not have, individually or in the aggregate, a Material Adverse Effect.

             (ii) Except as disclosed in the Prospectus, all issued and outstanding capital stock of (x) each of the Company's Significant Subsidiaries, and (y) to the best of such counsel's knowledge after inquiry of employees of the Company, each of the Company's other subsidiaries is duly authorized and validly issued and is fully paid and nonassessable except where failure so to be (in the case of subsidiaries other than the Significant Subsidiaries) would not have, individually or in the aggregate, a Material Adverse Effect, and, except as disclosed in the Prospectus (including, but not limited to, Liens pursuant to the term loans and revolving credit facility referenced therein), the Company is the registered holder of (and to the best of such counsel's knowledge after inquiry of employees of the Company, is the sole beneficial owner of) all of the shares of capital stock of each of its subsidiaries and holds such shares free and clear of any Liens except where the failure so to be or hold would not have, individually or in the aggregate, a Material Adverse Effect.

             (iii) The Company and, to the best of such counsel's knowledge after inquiry of employees of the Company, each of its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in any jurisdiction in which it owns or leases properties or in any jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have, individually or in the aggregate, a Material Adverse Effect.

             (iv) The Company and, to the best of such counsel's knowledge after inquiry of employees of the Company, its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from Liens and defects that would affect the value thereof or interfere with the use made or to be made thereof by them except as disclosed in the Prospectus (including, but not limited to, Liens pursuant to the term loans and revolving credit facility referenced therein) or except where the failure so to have would not, individually or in the aggregate, have a Material Adverse Effect and the Company and, to the best of such counsel's knowledge after inquiry of employees of the Company, its subsidiaries hold any leased real or personal property under valid and enforceable leases except as disclosed in the Prospectus or except where the failure so to hold would not, individually or in the aggregate, have a Material Adverse Effect.

             (v) Neither the Company nor, to the best of his knowledge after inquiry of employees of the Company, any of its subsidiaries is in violation of its Certificate of Incorporation or Bylaws or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except where the violation or default would not have, individually or in the aggregate, a Material Adverse Effect.

             (vi) The execution and delivery of this Agreement and the Indenture, the issuance and sale of the Securities and the offer of the Underlying Common Stock as contemplated by this Agreement and the Prospectus will not, to the best of such counsel's knowledge after inquiry of employees of the Company, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, agreement, note or lease to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of such subsidiaries is subject (other than those for which waivers and consents have been obtained), nor will such action result in any violation of the provisions of the charter or Bylaws of any of its subsidiaries, or to the best of such counsel's knowledge any law, administrative regulation or administrative or court decree or order which is applicable to the Company or any of its subsidiaries.

             (vii) To the best of such counsel's knowledge, after inquiry of employees of the Company, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Prospectus which is not adequately disclosed therein.

             (viii) Although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that leads such counsel to believe that (except for the financial statements and other financial data included therein and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no belief) as of the Effective Date, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Such counsel shall also state that Milbank, Tweed, Hadley & McCloy shall be entitled to rely on such opinion as though such opinion were addressed to it with respect to matters of Pennsylvania law in connection with the opinion to be given pursuant to Section 6(e).

          (d) You shall have received an opinion addressed to you of Morgan, Lewis & Bockius LLP, Pennsylvania counsel for the Company, dated the Closing Date, to the effect that:

             (i) This Agreement has been duly authorized, executed and delivered by the Company.

             (ii) Each of the Company and Charming Shoppes of Delaware, Inc. is duly incorporated and validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with the power and authority to conduct its business as described in the Registration Statement and the Prospectus.

             (iii) Except as disclosed in the Prospectus, all issued and outstanding capital stock of each of Charming Shoppes of Delaware, Inc. is duly authorized and validly issued and is fully paid and nonassessable, and the Company owns, directly or through subsidiaries, all of the shares of capital stock of each such Significant Subsidiary free and clear of any Liens.

             (iv) The authorized capital stock of the Company is as set forth in the Prospectus and, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the shares of Underlying Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued and fully paid and non-assessable, and will conform to the description of the Common Stock contained in the Prospectus.

             (v) The Indenture has been duly authorized, executed and delivered by the Company and the Securities have been duly authorized, executed and delivered by the Company and assuming the Securities have been duly authenticated by the Trustee and have been paid for by the Underwriters in accordance with this Agreement, the Securities will be validly issued.

             (vi) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental authority or agency is required under the laws or regulations of the Commonwealth of Pennsylvania for the execution of the Indenture or this Agreement, the offer and sale of the Securities or the offer of the Underlying Common Stock as contemplated by this Agreement (except such as may be required under state securities or Blue Sky laws); and the execution and delivery of this Agreement and the Indenture, the issuance and sale of the Securities and the offer of the Common Stock will not result in any violation of the charter or Bylaws of the Company or Charming Shoppes of Delaware, Inc. or any law, administrative regulation or administrative or court decree or order known to such counsel under the laws of the Commonwealth of Pennsylvania which is applicable to the Company or any of its subsidiaries.

             (vii) The statements set forth in the Prospectus under the heading "Description of Capital Stock", insofar as such statements purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

             (viii) Neither the Company nor Charming Shoppes of Delaware, Inc. is in violation of its Certificate of Incorporation or Bylaws.

          Such counsel shall state that Milbank, Tweed, Hadley & McCloy shall be entitled to rely on such opinion as though such opinion were addressed to it with respect to matters of Pennsylvania law in connection with the opinion to be given pursuant to Section 6(e).

          (e) You shall have received from Milbank, Tweed, Hadley & McCloy, special New York counsel for the Underwriters, and such counsel in other jurisdictions, if any, selected by you such opinion or opinions, dated such Closing Date, with respect to the Registration Statement, the Prospectus, the Indenture and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board or the President and Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus, the Indenture and this Agreement and that:

             (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

             (ii) To the Company's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission.

             (iii) Since the date of this Agreement, there has been no Material Adverse Change.

          (g) Subsequent to the execution and delivery of this Agreement and prior to such Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities (including the Securities) by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (h) You shall have received from Ernst & Young LLP, independent public accountants, letters, the first dated the date of this Agreement and the others dated such Closing Date, addressed to the Underwriters, substantially in the form annexed hereto with such variations as are acceptable to you.

     SECTION 7. Payment of Expenses. The Company will pay all costs, expenses, fees, disbursements and taxes incident to (i) the preparation by the Company, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), the Prospectus (including any preliminary prospectus), and all amendments and supplements to any of them prior to or during the period specified in Section 5(b), (ii) the preparation, printing (including word processing and duplication costs) and delivery of the Preliminary and Supplemental Blue Sky Memoranda, (iii) the registration with the Commission of the Securities and the Underlying Common Stock and the offer and sale of the Securities, (iv) the registration or qualification of the Securities and the Underlying Common Stock for offer and sale under the securities or

Blue Sky laws of the several states (including the reasonable fees and disbursements of your counsel relating to such registration or qualification),
(v) any fees charged by securities rating services for rating the Securities,
(vi) fees and expenses, if any, incurred in connection with the inclusion of the Underlying Common Stock on the Nasdaq National Market, (vii) filings and clearance with the National Association of Securities Dealers, Inc., in connection with the offering and (viii) the performance by the Company of its other obligations under this Agreement.

     If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, failure or inability of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any Underwriter, the Company shall reimburse you for all of your reasonable out-of-pocket expenses incurred in connection with marketing and preparing for the offering of the Securities, including the reasonable fees and disbursements of counsel for the Underwriters but the Company shall be under no further liability to any Underwriter except as provided in Section 8 hereof.

     SECTION 8.   Indemnification and Contribution.

          (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending any action, suit or proceeding or any claim asserted, as such expenses are incurred) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus with respect to the Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the information furnished in writing to the Company by you in (i) the last paragraph of text on the cover page of the Prospectus concerning the terms of the offering by the Underwriters,
     (ii) the penultimate paragraph of page 2 of the Prospectus concerning over-allotment and stabilization by the Underwriters and (iii) the third paragraph, the second sentence of the fourth paragraph and the first sentence of the sixth paragraph of text under the caption "Underwriting" in the Prospectus; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, and the Company had provided such Underwriter in writing notice of such default on or prior to the execution of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have to the persons referred to above in this Section 8(a).

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the information furnished to the Company by the Underwriters specified in
     Section 8(a). This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have to the persons referred to above in this Section 8(b).

          (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; however, the omission to so notify the indemnifying party shall relieve the indemnifying party from liability only to the extent prejudiced thereby. The indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others that the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control Underwriters within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all fees and expenses to be paid pursuant to each of clauses (a) and (b) of this sentence shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Lazard Freres & Co. LLC. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.

          (d) If the indemnification provided for in this Section 8 is insufficient or unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 8(d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 8(d) are several in proportion to the respective principal amount of securities set forth opposite their names in Schedule I hereto and not joint.

     SECTION 9. Representations, Warranties and Agreements To Survive
Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any investigation, or any statement as to the results thereof, made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or controlling persons, and shall survive acceptance of and payment for Securities hereunder.

     SECTION 10. Termination. This Agreement may be terminated for any reason at any time prior to delivery and payment for the Securities by Lazard Freres & Co. LLC upon the giving of written notice of such termination to the Company, if prior to such time (i) there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Change, whether or not arising in the ordinary course of business, or (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis or material change in existing national or international financial, political, economic or securities market conditions, the effect of which is such as to make it, in your judgment, impracticable or unadvisable to market the Securities in the manner contemplated in the Prospectus or enforce contracts for the sale of the Securities or (iii) trading in the Common Stock of the Company on the Nasdaq National Market has been suspended, trading generally on any of the American Stock Exchange, the Nasdaq National Market or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of such exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Sections 7, 8, 9 and 14 shall remain in effect.

     SECTION 11. Default of Underwriters. If any one or more of the Underwriters default in their obligations to purchase Securities hereunder on a Closing Date and the principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the aggregate principal amount of Securities to be purchased on such Closing Date by all Underwriters, each nondefaulting Underwriter shall be obligated severally, in proportion to its respective commitments hereunder, to purchase the Securities which such defaulting Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 3 be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If any Underwriter or Underwriters so default and the aggregate principal amount of Securities with respect to which such default or defaults occur is more than 10% of the total principal amount of Securities which the Underwriters are so obligated to purchase on such date and arrangements satisfactory to the Representatives and satisfactory to the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement may be terminated by you or by the Company without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Section 7 and the respective obligations of the Company and the Underwriters pursuant to Section 8; provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement shall not terminate as to the Firm Securities. In the event that, within the respective prescribed periods, you notify the Company that you have arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. As used in this Agreement, the term "Underwriter" includes any person substituted for a Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     SECTION 12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to Lazard Freres & Co. LLC at 30 Rockefeller Plaza, New York, N.Y. 10020, Attn: Syndicate Department; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at Charming Shoppes, Inc., 450 Winks Lane, Bensalem, Pennsylvania 19020, Attn: Colin Stern.

     SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, its directors and officers who signed the Registration Statement, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return to us six counterparts hereof.

                                          Very truly yours,

                                          CHARMING SHOPPES, INC.

                                          By:

                                        ------------------------------------
                                            Name:
                                            Title:

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written by:

LAZARD FRERES & CO. LLC
BEAR, STEARNS & CO. INC.

By:
- ----------------------------------------------------

                                   SCHEDULE I

                                                                         PRINCIPAL AMOUNT
                                                                          OF SECURITIES
                            UNDERWRITERS                                 TO BE PURCHASED
    ------------------------------------------------------------  ------------------------------
    Lazard Freres & Co. LLC.....................................           $
    Bear, Stearns & Co. Inc.....................................
                                                                           ------------
              Total.............................................           $100,000,000
                                                                           ============

                                                                           ANNEX

                         DESCRIPTION OF COMFORT LETTER

     Pursuant to Section 6(h) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports attached to such letters, copies of which have been furnished to the Underwriters;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statement of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which have been furnished to the Underwriters, and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

             (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

             (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

             (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

             (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

             (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity, or any changes in any other items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income, or any changes in any other items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur and which are described in such letter; and

          (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All capitalized terms used herein have the meanings ascribed to them in the underwriting agreement to which this Description is annexed.

                                        3